Exhibit 99.1

Execution Version

ESCROW AGREEMENT

among

AON CORPORATION

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee under the Indenture

and

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Escrow Agent

dated as of September 10, 2010

ESCROW ACCOUNT NUMBER:  341440

TITLE OF ACCOUNT:  AON CORPORATION ESCROW ACCOUNT — HEWITT MERGER

ESCROW AGREEMENT dated as of September 10, 2010 (this “Agreement”), by and among THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as escrow agent (in such capacity, the “Escrow Agent”), AON CORPORATION, a Delaware corporation (the “Depositor”), and THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., a national banking association, as trustee (in such capacity, the “Trustee”) under an indenture, dated as of September 10, 2010, between the Depositor and the Trustee (the “Base Indenture”).

PRELIMINARY STATEMENTS:

WHEREAS, pursuant to the Underwriting Agreement, dated as of September 7, 2010 (the “Underwriting Agreement”), among the Depositor, Credit Suisse Securities (USA) LLC, Morgan Stanley & Co. Incorporated, Banc of America Securities LLC, Deutsche Bank Securities Inc. and RBS Securities Inc., as representatives (the “Representatives”) of the underwriters named in Schedule A thereto (the “Underwriters”), the Depositor has agreed to issue $600,000,000 principal amount of its 3.50% Senior Notes due 2015 (the “2015 Notes”), $600,000,000 principal amount of its 5.00% Senior Notes due 2020 (the “2020 Notes”) and $300,000,000 principal amount of its 6.25% Senior Notes due 2040 (the “2040 Notes” and together with the 2015 Notes and the 2020 Notes, the “Securities”);

WHEREAS, the designation, terms and conditions of each series of the Securities has been established pursuant to an Officers’ Certificate of the Depositor dated the date hereof (the “Officers’ Certificate” and together with the Base Indenture, the “Indenture”) in accordance with Section 2.01, Section 2.03 and Section 16.04 of the Base Indenture.

WHEREAS, the Securities are being offered pursuant to the Depositor’s shelf registration statement on Form S-3ASR, Registration No. 333-159841 (the “Registration Statement”), to fund the merger of Hewitt Associates Inc., a Delaware corporation (“Hewitt”) with and into Alps Merger LLC (“Merger LLC”), a wholly owned subsidiary of the Depositor (the “Hewitt Merger”), pursuant to that certain Agreement and Plan of Merger, dated as of July 11, 2010, among the Depositor, Alps Merger Corp., a wholly owned subsidiary of the Depositor, Merger LLC and Hewitt (as amended, restated, supplemented or otherwise modified from time to time, the “Merger Agreement”);

WHEREAS, if (i) the Hewitt Merger shall not have been consummated on or prior to March 31, 2011 (the “Redemption Trigger Date”) or (ii) the Merger Agreement is terminated at any time prior thereto, the Depositor shall be required to redeem the Securities pursuant to the special mandatory redemption provisions set forth in the Indenture.

WHEREAS, for the benefit of the holders the Securities (the “Holders”), the Depositor has agreed to enter into this Agreement to provide for the deposit of an amount equal to $1,483,251,000.00  (the “Escrow Amount”) representing the net proceeds from the offering of the Securities (the “Net Proceeds”) in the Escrow Account (as defined herein) and the disbursement thereof as provided herein; and, accordingly, has, on the date hereof (the “Closing Date”), directed the Underwriters to deposit the Escrow Amount in the Escrow Account; and

WHEREAS, the Escrow Agent is willing to act as the Escrow Agent hereunder, and to hold and invest the Escrow Amount in a non-interest-bearing account no. 341440, title:  Aon Corporation Escrow Account — Hewitt Merger, at its offices at 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602 (the “Escrow Account”);

NOW, THEREFORE, in consideration of the foregoing and of the mutual agreements contained herein, and intending to be legally bound hereby, the Depositor hereby appoints the Escrow Agent to act as, and the Escrow Agent hereby agrees to act as, escrow agent hereunder and to hold and distribute Escrow Property (as defined herein) in accordance with and subject to the following Instructions and Terms and Conditions, and the parties hereby agree as follows:

Capitalized terms used in this Agreement and not otherwise defined have the meanings ascribed to them in the Indenture.

ARTICLE I.  INSTRUCTIONS:

1.  Escrow Property.  On the Closing Date, the Underwriters shall deliver to the Depositor the Net Proceeds.  The Depositor shall, in turn, deliver the Escrow Amount to the Escrow Agent by wire transfer of immediately available funds to the Escrow Account.  Upon receipt of the Escrow Amount into the Escrow Account, the Escrow Agent shall give notice of such receipt, in the form attached hereto as Exhibit A, to the Depositor and the Representatives.  The Escrow Amount, plus all interest, dividends and other distributions, payments and earnings thereon and proceeds thereof (collectively the “Distributions”) received by the Escrow Agent are collectively referred to herein as “Escrow Property,” and shall be held by the Escrow Agent in escrow and disbursed in accordance with the terms and provisions of this Escrow Agreement.

2.  Investment and Reinvestment of Escrow Property.  During the term of this Escrow Agreement, the Escrow Property shall be invested and reinvested by the Escrow Agent in such investments as shall from time to time be selected by the Depositor.  The initial investments selected by the Depositor for the Escrow Property shall be as follows:

Wells Fargo Adv Heritage MMF/Select (WFJXX)
CUSIP: 94984B793

Allocation: $500 Million

Dreyfus Instit Cash Adv/Instit (DADXX)

CUSIP: 26200V104

Allocation: $500 Million

BlackRock Liquidity: TempFund Inst (TMPXX)

CUSIP: 09248U619

Allocation: Remainder

The Escrow Agent shall have no liability for any loss sustained as a result of any investment selected as indicated in the first sentence of this paragraph or made pursuant to the written instructions of the Depositor, as a result of any liquidation of any investment prior to its maturity or for failure of the Depositor to give the Escrow Agent instructions to invest or reinvest the Escrow Property.  In the absence of written instructions from the Depositor as to re-investment of the Escrow Property, the Escrow Property shall be held uninvested.  Although the Depositor recognizes that it may obtain a broker confirmation or written statement containing comparable information at no additional cost, the Depositor hereby agrees that confirmations of permitted investments are not required to be issued by the Escrow Agent for each month in which a monthly statement is rendered.  No statement need be rendered for the Escrow Account if no activity occurred for such month.

3.  Distribution of Escrow Property.  The Escrow Agent is directed to distribute the Escrow Property in the following manner:

(a)  If the Depositor delivers to the Escrow Agent on or prior to the Redemption Trigger Date, a certificate in the form attached hereto as Exhibit B (the “Merger Release Certificate”), executed by an Authorized Person (as defined herein) of the Depositor, the Escrow Agent shall release and deliver the Escrow Property in cash by 10:00 a.m. (New York City time) on the second Business Day after the date of the Merger Release Certificate in accordance with the instructions set forth in the Merger Release Certificate.  The Escrow Agent shall confirm in writing to the Depositor that the Escrow Property has been released by it in accordance with the Merger Release Certificate.

(b)  If (i) at any time on or prior to the Redemption Trigger Date the Depositor has delivered and the Escrow Agent has received a certificate in the form attached hereto as Exhibit C (the “Redemption Release Certificate”), executed by an Authorized Person of the Depositor certifying that the Merger Agreement has been terminated or (ii) on or prior to the Redemption Trigger Date the Depositor has not delivered and the Escrow Agent has not received the Merger Release Certificate in accordance with paragraph 3(a) above or the Redemption Release Certificate in accordance with clause (i) of this paragraph, the Depositor shall, within five Business Days after (A) the effective date of the termination of the Merger Agreement (the “Merger Termination Date”) or (B) the Redemption Trigger

Date, as the case may be,  cause a notice of the special mandatory redemption provided for under the Indenture to be mailed, with a copy to the Trustee, to each Holder, providing that all of the outstanding Securities shall be redeemed on the 30th day (or if such day is not a Business Day, the first Business Day thereafter) following the Merger Termination Date (if the Merger Agreement is terminated prior to the Redemption Trigger Date) or on April 30, 2011 (if no Merger Release Certificate is delivered and received on or prior to the Redemption Trigger Date) (the earlier to occur of such date, the “Special Redemption Date”).  Prior to 10:00 a.m. (New York City time) on the Special Redemption Date, the Escrow Agent shall release to the paying agent, as provided for in the Indenture (the “Paying Agent”), an amount in cash from the Escrow Property sufficient to pay the Special Redemption Price for all outstanding Securities on such date (or if the amount in the Escrow Property is insufficient to pay the Special Redemption Price for all outstanding Securities on such date, the Escrow Agent shall release to the Paying Agent the entire Escrow Property in cash).  If the Escrow Agent receives the Redemption Release Certificate pursuant to clause (i) of this paragraph, the Escrow Agent shall confirm in writing to the Depositor that the amounts set forth in the Redemption Release Certificate have been released by it in cash in accordance with this paragraph 3(b).

(c)  If the Depositor is required to effect the special mandatory redemption contemplated by  the Indenture and for any reason the Escrow Property is insufficient to pay the Special Redemption Price to redeem all of the outstanding Securities, the Depositor agrees to pay to the Paying Agent, on or prior to 11:00 a.m. (New York City time) on the Special Redemption Date, by wire transfer in immediately available funds additional cash in an amount that, together with the Escrow Property, is sufficient to redeem all of the outstanding Securities on the Special Redemption Date at the Special Redemption Price.

(d)  If any funds remain in the Escrow Account after funds sufficient to pay for the redemption of the Securities on the Special Redemption Date have been released from the Escrow Account to the Paying Agent pursuant to paragraph 3(b) above, then such remaining funds shall, on or prior to the close of business on the Special Redemption Date, or as soon thereafter as is practicable, be promptly released and delivered to the Depositor per written direction.

4.  Authorized Persons.  The Depositor shall, on the date of this Escrow Agreement, deliver to the Escrow Agent a certificate in the form of Schedule 1 hereto as to the incumbency and specimen signature of each of its officers or other representatives authorized to act for and give and receive notices, requests and instructions on its behalf in connection with this Escrow Agreement (each such officer or other representative, an “Authorized Person”).  From time to time, the Depositor may, by delivering to the Escrow Agent a revised certificate in the form of Schedule 1, change the information previously given, but the Escrow Agent shall be entitled to rely conclusively on the then-current schedule until receipt of a superseding schedule.

5.  Facsimile/Email Instructions.  The Depositor hereby provides to the Escrow Agent and agrees with and accepts the authorizations, limitations of liability, indemnities, security procedure and other provisions set forth on Schedule II hereto in connection with the Escrow Agent’s reliance upon and compliance with instructions and directions sent by such parties via e-mail, facsimile and other similar unsecured electronic methods.

6.  Addresses.  Notices, instructions and other communications shall be sent to the Escrow Agent at The Bank of New York Mellon Trust Company, N.A., Corporate Trust Administration, 2 North LaSalle Street, Suite 1020, Chicago, Illinois 60602, and to the Depositor at 200 East Randolph Street, Chicago, Illinois 60601, Attn.: Executive Vice President and General Counsel.

7.  Termination.  This Escrow Agreement shall terminate upon the disbursement by the Escrow Agent of all Escrow Property in accordance with the terms hereof.

8.  Compensation.

(a)  In respect of the Escrow Agent’s services hereunder, the Depositor shall be obligated to pay the Escrow Agent the fees, expenses, charges and other amounts as set forth on the attached Schedule 3.

(b)  The Depositor shall additionally be obligated to pay all activity and investment charges as per the Escrow Agent’s (or, in the case of execution of investment orders, executing parties’) then-current schedule for such charges.

(c)  The Depositor shall be responsible for and shall reimburse the Escrow Agent upon demand for all expenses, disbursements and advances incurred or made by the Escrow Agent in connection with this Agreement, including, without limitation, the reasonable costs, expenses and disbursements of legal counsel for the Escrow Agent.

ARTICLE II.  TERMS AND CONDITIONS:

1.  Escrow Agent’s Duties.  The duties, responsibilities and obligations of the Escrow Agent shall be limited to those expressly set forth herein, and no duties, responsibilities or obligations shall be inferred or implied.  The Escrow Agent shall not be subject to, nor required to comply with, nor required to inquire as to the performance of any obligation under, any other agreement to which the Depositor is a party, even though reference thereto may be made herein, or to comply with any direction or instruction (other than those contained herein or delivered in accordance with this Escrow Agreement) from the Depositor or any entity acting on its behalf other than in its capacity as Trustee.  The Escrow Agent shall not be required to, and shall not, expend or risk any of its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder.

2.  Agreement for Benefit of Parties and Holders.  This Agreement is for the exclusive benefit of the parties hereto and their respective successors hereunder, and shall not be deemed to give, either express or implied, any legal or equitable right, remedy, or claim to any other entity or person whatsoever, other than the Holders, who shall be a third party beneficiary hereto.

3.  Escrow Agent’s Reliance on Orders, Etc.  If at any time the Escrow Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects Escrow Property (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of Escrow Property), the Escrow Agent is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Escrow Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Escrow Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

4.  The Escrow Agent.

(a)  The Escrow Agent shall not be liable for any action taken or omitted or for any loss or injury resulting from its actions or its performance or lack of performance of its duties hereunder in the absence of gross negligence or willful misconduct on its part.  In no event shall the Escrow Agent be liable (i) for acting in accordance with or relying upon (and shall be fully protected in relying upon) any instruction, notice, demand, certificate or document from the Depositor, any entity acting on behalf of the Depositor or any other person or entity which it reasonably believes to be genuine, (ii) for any indirect, consequential, punitive or special damages, even if advised of the possibility thereof, (iii) for the acts or omissions of its nominees, correspondents, designees, subagents or subcustodians selected by it in good faith, or (iv) for an amount in excess of the value of the Escrow Property.

(b)  As security for the due and punctual performance of any and all of the Depositor’s obligations to the Escrow Agent hereunder, now or hereafter arising, the Depositor, hereby pledges, assigns and grants to the Escrow Agent a continuing security interest in, and a lien on and right of setoff against, the Escrow Property and all Distributions thereon, investments thereof or additions thereto (whether such additions are the result of deposits by Depositor or the investment of Escrow Property or otherwise).  If any fees, expenses or costs incurred by, or any obligations owed to, the Escrow Agent hereunder are not promptly paid when due, the Escrow Agent may reimburse itself therefor from the Escrow Property, and may sell, convey or otherwise dispose of any Escrow Property for such purpose.  The security interest and setoff rights of the Escrow Agent shall at all times be valid, perfected and enforceable by the Escrow Agent against the Depositor and all third parties in accordance with the terms of this Escrow Agreement.

(c)  The Escrow Agent may at the expense of the Depositor, consult with legal counsel as to any matter relating to this Escrow Agreement, and the Escrow Agent shall not incur any liability in acting in good faith in accordance with any advice from such counsel.

(d)  In no event shall the Escrow Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, strikes, work stoppages, accidents, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities, communications or computer (software and hardware) services; it being understood that the Escrow Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.

5.  Collections.  Unless otherwise specifically set forth herein, the Escrow Agent shall proceed as soon as practicable to collect any checks or other collection items at any time deposited hereunder.  All such collections shall be subject to the Escrow Agent’s usual collection practices or terms regarding items received by the Escrow Agent for deposit or collection.  The Escrow Agent shall not be required, or have any duty, to notify anyone of any payment or maturity under the terms of any instrument deposited hereunder, nor to take any legal action to enforce payment of any check, note or security deposited hereunder or to exercise any right or privilege which may be afforded to the holder of any such security.

6.  Statements.  The Escrow Agent shall provide to the Depositor statements (not less frequently than monthly) reflecting activity in the Escrow Account for the preceding period.  No statement need be provided for periods in which no Escrow Account activity occurred.  Each such statement shall be deemed to be correct and final upon receipt thereof by the Depositor unless the Escrow Agent is notified in writing to the contrary within thirty (30) Business Days of the date of such statement.

7.  Limitation of Escrow Agent’s Responsibility.  The Escrow Agent shall not be responsible in any respect for the form, execution, validity, value or genuineness of documents or securities deposited hereunder, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document, security or endorsement.

8.  Notices.  Notices, instructions or other communications shall be in writing and shall be given to the address set forth in the “Addresses” provision herein (or to such other address as may be substituted therefor by written notification to the other parties).  Notices to the Escrow Agent shall be deemed to be given when actually received by the Escrow Agent’s Escrow Unit.  The Escrow Agent is authorized to comply with and rely upon any notices, instructions or other communications reasonably believed by it to have been sent or given by the Depositor or by a person or persons authorized by the Depositor, including persons identified on Authorized Persons schedules delivered pursuant to Section 4 of the Instructions.  Whenever under the terms hereof the time for giving a notice or performing an act falls upon a Saturday, Sunday, or banking holiday, such time shall be extended to the next day on which the Escrow Agent is open for business.

9.  Indemnity.  The Depositor shall be liable for and shall reimburse and indemnify the Escrow Agent and hold the Escrow Agent, and the Escrow Agent’s directors, officers, employees, agents, successors and assigns, harmless from and against any and all claims, losses, liabilities, costs, disbursements, damages or expenses (including reasonable attorneys’ fees and expenses and court costs) (collectively, “Losses”) arising from or in connection with or related to this Escrow Agreement or being the Escrow Agent hereunder (including but not limited to Losses incurred by the Escrow Agent in connection with its successful defense, in whole or in part, of any claim of gross negligence or willful misconduct on its part), provided, however, that nothing contained herein shall require the Escrow Agent to be indemnified for Losses caused by its own gross negligence or willful misconduct.

10.  Removal and Resignation of Escrow Agent; Successor Escrow Agent.

(a)  The Depositor may remove the Escrow Agent at any time by giving to the Escrow Agent thirty (30) calendar days’ prior notice in writing signed by the Depositor.  The Escrow Agent may resign at any time by giving thirty (30) calendar days’ prior written notice thereof.

(b)  Within ten (10) calendar days after giving the foregoing notice of removal to the Escrow Agent or receiving the foregoing notice of resignation from the Escrow Agent, the Depositor shall appoint a successor Escrow Agent.  If a successor Escrow Agent has not accepted such appointment by the end of such thirty (30) day period, the Escrow

Agent may, in its sole discretion, deliver the Escrow Property to the Depositor at the address provided herein or may apply to a court of competent jurisdiction for the appointment of a successor Escrow Agent or for other appropriate relief, and thereafter be relieved of all further duties and obligations as Escrow Agent hereunder.  The costs and expenses (including reasonable attorneys’ fees and expenses) incurred by the Escrow Agent in connection with such proceeding shall be paid by, the Depositor.

(c)  Upon receipt of the identity of the successor Escrow Agent, the Escrow Agent shall either deliver the Escrow Property then held hereunder to the successor Escrow Agent, less the amount of fees, costs and expenses or other obligations owed to the Escrow Agent, or hold such Escrow Property (or any portion thereof), pending distribution, until all such fees, costs and expenses or other obligations are paid.

(d)  Upon delivery of the Escrow Property to the Depositor, or in accordance with the instructions of a court of competent jurisdiction pursuant to subclause (c) above, or to successor Escrow Agent, the Escrow Agent shall have no further duties, responsibilities or obligations hereunder.

11.  Escrow Agent’s Obligations in the Event of Ambiguities, Conflicting Claims, Etc.

(a)  In the event of any ambiguity or uncertainty hereunder or in any notice, instruction or other communication received by the Escrow Agent hereunder, the Escrow Agent may, in its sole discretion, refrain from taking any action other than retain possession of the Escrow Property, unless and until the Escrow Agent receives written instructions, signed by the Depositor, which eliminates such ambiguity or uncertainty.

(b)  In the event of any dispute between or conflicting claims by or among the Depositor and/or any other person or entity with respect to any Escrow Property, the Escrow Agent shall be entitled, in its sole discretion, to refuse to comply with any and all claims, demands or instructions with respect to such Escrow Property so long as such dispute or conflict shall continue, and the Escrow Agent shall not be or become liable in any way to any Depositor for failure or refusal to comply with such conflicting claims, demands or instructions.  The Escrow Agent shall be entitled to refuse to act until, in its sole discretion, either (i) such conflicting or adverse claims or demands shall have been determined by a final order, judgment or decree of a court of competent jurisdiction, which order, judgment or decree is not subject to appeal, or settled by agreement between the conflicting parties as evidenced in a writing satisfactory to the Escrow Agent, or (ii) the Escrow Agent shall have received security or an indemnity satisfactory to it sufficient to hold it harmless from and against any and all Losses which it may incur by reason of so acting.  The Escrow Agent may, in addition, elect, in its sole discretion, to commence an interpleader action or seek other judicial relief or orders as it may deem, in its sole discretion, necessary.  The costs and expenses (including reasonable attorneys’ fees and expenses) incurred in connection with such proceeding shall be paid by, and shall be deemed a joint and several obligation of, the Depositor.

12.  Governing Law; Jurisdiction; Waiver of Right to Trial by Jury.  This Agreement shall be interpreted, construed, enforced and administered in accordance with the internal substantive laws (and not the choice of law rules) of the State of New York.  Each of the parties hereto hereby submits to the personal jurisdiction of courts located within the City and State of New York or elsewhere as the Escrow Agent may select.  Each of the parties hereto hereby waives the right to trial by jury and to assert counterclaims in any such proceedings.  To the extent that in any jurisdiction any party hereto may be entitled to claim, for itself or its assets, immunity from suit, execution, attachment (whether before or after judgment) or other legal process, each such party hereby irrevocably agrees not to claim, and hereby waives, such immunity.  Each of the parties hereto waives personal service of process and consents to service of process by certified or registered mail, return receipt requested, directed to it at the address last specified for notices hereunder, and such service shall be deemed completed ten (10) calendar days after the same is so mailed.

13.  Amendments, Etc.  Except as otherwise permitted herein, this Escrow Agreement may be modified only by a written amendment signed by all the parties hereto, and no waiver of any provision hereof shall be effective unless expressed in a writing signed by the party to be charged.

14.  Remedies Cumulative.  The rights and remedies conferred upon the parties hereto shall be cumulative, and the exercise or waiver of any such right or remedy shall not preclude or inhibit the exercise of any additional rights or remedies.  The waiver of any right or remedy hereunder shall not preclude the subsequent exercise of such right or remedy.

15.  Representations and Warranties.  Each of the parties hereto represents and warrants (a) that this Escrow Agreement has been duly authorized, executed and delivered on its behalf and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other debtor relief laws and that certain equitable remedies may not be available regardless of whether enforcement is sought in equity or at law, and (b) that the execution, delivery and performance of this Escrow Agreement by it do not and will not violate any applicable law or regulation.

16.  Illegality, Etc.  The invalidity, illegality or unenforceability of any provision of this Agreement shall in no way affect the validity, legality or enforceability of any other provision; and if any provision is held to be enforceable as a matter of law, the other provisions shall not be affected thereby and shall remain in full force and effect.

17.  Entire Agreement.  This Agreement shall constitute the entire agreement of the parties with respect to the subject matter and supersedes all prior oral or written agreements in regard thereto.

18.  Survival of Certain Provisions.  Section 8 of the Instructions and Sections 8-9, 12 and 21-22 of the Terms and Conditions of this Escrow Agreement shall survive termination of this Escrow Agreement and/or the resignation or removal of the Escrow Agent.

19.  Headings.  The headings contained in this Agreement are for convenience of reference only and shall have no effect on the interpretation or operation hereof.

20.  Counterparts.  This Escrow Agreement may be executed by each of the parties hereto in any number of counterparts, each of which counterpart, when so executed and delivered, shall be deemed to be an original and all such counterparts shall together constitute one and the same agreement.

21.  Certain Tax Matters.  Except as provided in paragraph 4(b) of the Terms and Conditions above, the Escrow Agent does not have any interest in the Escrow Property but is serving as escrow holder only and having only possession thereof.  The Depositor shall be obligated to and shall pay or reimburse the Escrow Agent upon request for any transfer taxes or other taxes relating to the Escrow Property incurred in connection herewith and shall indemnify and hold harmless the Escrow Agent for any amounts that it is obligated to pay in the way of such taxes.  Any payments of income from this Escrow Account shall be subject to withholding regulations then in force with respect to United States taxes.  The Depositor will provide the Escrow Agent with appropriate W-9 forms for tax I.D. or number certifications, and will inform the Escrow Agent as to the proper allocation of income in respect of the Escrow Property for annual and periodic tax and other reporting purposes.  It is understood that the Escrow Agent shall be responsible for income reporting only with respect to income earned on investment of funds which are a part of the Escrow Property and is not responsible for any other reporting.

22.  Patriot Act Compliance, Etc.  In order to comply with laws, rules, regulations and executive orders in effect from time to time applicable to banking institutions, including those relating to the funding of terrorist activities and money laundering  and the Customer Identification Program (“CIP”) requirements under the USA PATRIOT Act and its implementing regulations, pursuant to which the Escrow Agent must obtain, verify and record information that allows the Escrow Agent to identify customers (“Applicable Law”), the Escrow Agent is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Escrow Agent.  Accordingly, the Depositor agrees to provide to the Escrow Agent upon its request from time to time such identifying information and documentation as may be available for such party in order to enable the Escrow Agent to comply with Applicable Law, including, but not limited to, information as to name, physical address, tax identification number and other information that will help the Escrow Agent to identify and verify the Depositor such as organizational documents, certificates of good standing, licenses to do business or other pertinent identifying information.  The Depositor understands and agrees that the Escrow Agent cannot open the Escrow Account unless and until the Escrow Agent verifies its identity in accordance with its CIP.

23.  Successors and Assigns of Escrow Agent.  Any corporation or other company into which the Escrow Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Escrow Agent shall be a party, or any corporation or other company succeeding to the business of the Escrow Agent shall be the successor of the Escrow Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

IN WITNESS WHEREOF, each of the parties has caused this Escrow Agreement to be executed by a duly authorized officer as of the day and year first written above.

AON CORPORATION

By:	/s/ Christa Davies
Name: Christa Davies
Title: CFO

THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Escrow Agent

By:	/s/ R. Tamas
Name: R. Tamas
Title: Vice President

Acknowledged by:
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A., as Trustee

By:	/s/ Linda Garcia
Name: Linda Garcia
Title: Vice President

Schedule I

AUTHORIZED PERSONS OF THE DEPOSITOR

Set forth below are the Authorized Persons of the Depositor pursuant to Section 4 of the Escrow Agreement, dated as of September 10, 2010, among Aon Corporation, The Bank of New York Mellon Trust Company, N.A. and The Bank of New York Mellon Trust Company, N.A.

Name	Signature

Katie Rooney

Paul Hagy

Robert Lee

Ron Buetow

Schedule II

ELECTRONIC METHODS AUTHORIZATION, LIMITATION OF LIABILITY AND INDEMNITY

Depositor Authorization, Limitation of Liability and Indemnity.  The Depositor hereby authorizes the Escrow Agent and its affiliates (the “Bank”) to rely upon and comply with instructions and directions sent by it via e-mail, facsimile and other similar unsecured electronic methods (but excluding on-line communications systems covered by a separate agreement (such as the Bank’s Inform or CA$H-Register Plus system) (“On-Line Communications Systems”)) (“Electronic Methods”) by persons reasonably believed by the Bank to be authorized to give instructions and directions on behalf of the Depositor.  Except as set forth below with respect to funds transfers, the Bank shall have no duty or obligation to verify or confirm that the person who sent such instructions or directions is an Authorized Person or a person authorized to give instructions or directions on behalf of the Depositor (other than to verify that the signature on a facsimile is the signature of an Authorized Person or a person authorized to give instructions and directions on behalf of the Depositor); and the Bank shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Depositor as a result of such reliance upon or compliance with such instructions or directions.  The Depositor agrees to assume all risks arising out of the use of Electronic Methods to submit instructions and directions to the Bank, including without limitation the risk of the Bank acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Funds Transfer Security Procedures.  With respect to any “funds transfer,” as defined in Article 4-A of the Uniform Commercial Code, the following security procedure will apply:  The Depositor’s payment instruction is to include the name and (in the case of a facsimile) signature of the person initiating the funds transfer request.  If the name is listed as an Authorized Person on a certificate in the form of Schedule 1 hereto delivered pursuant to the Agreement, the Bank will confirm the instructions by telephone call to any person listed as an Authorized Person, who may be the same person who initiated the instruction.  When calling back, the Bank will request from the relevant Depositor’s staff member his or her name.  If the name is listed in the Escrow Agent’s records as an Authorized Person, the Bank will confirm the instructions with respect to amount, names and numbers of accounts to be charged or credited and other relevant reference information.  Each Depositor acknowledges that the Bank has offered such Depositor other security procedures that are more secure and are commercially reasonable for such Depositor, and that such Depositor has nonetheless chosen the procedures described in this paragraph.  Each Depositor agrees to be bound by any payment order issued in its name, whether or not authorized, that is accepted by the Bank in accordance with the above procedures.  When instructed to credit or pay a party by both name and a unique numeric or alpha-numeric identifier (e.g. ABA number or account number), the Bank, and any other bank participating in the funds transfer, may rely solely on the unique identifier, even if it identifies a party different than the party named.  This applies to beneficiaries as well as any intermediary bank.  Each Depositor agrees to be bound by the rules of any funds transfer network used in connection with any payment order accepted by the Bank hereunder.

Authorization.  This authorization shall remain in full force and effect until the earlier of termination of this Agreement or the date it is canceled, revoked or amended by written notice received by the Escrow Agent; and replaces and supersedes any previous authorization from a Depositor to the Bank relating to the giving of instructions by facsimile, e-mail or other similar Electronic Methods (but excluding On-Line Communications Systems) in relation to this Agreement, and is in addition to all other authorizations.  Notwithstanding any revocation, cancellation or amendment of this authorization, any action taken by the Bank pursuant to this authorization prior to the Bank’s actual receipt and acknowledgement of a notice of revocation, cancellation or amendment shall not be affected by such notice.

Indemnity.  Each Depositor agrees to indemnify and hold harmless the Bank against any and all claims, losses, damages liabilities, judgments, costs and expenses (including reasonable attorneys’ fees) (collectively, “Losses”) incurred or sustained by the Bank as a result of or in connection with the Bank’s reliance upon and compliance with instructions or directions given by such Depositor by Electronic Methods, provided, however, that such Losses have not arisen from the gross negligence or willful misconduct of the Bank, it being understood that the failure of the Bank to verify or confirm that the person giving the instructions or directions, is, in fact, an Authorized Person does not constitute gross negligence or willful misconduct.

Representation.  Each Depositor hereby represents and warrants to the Bank that this authorization is properly given and has been duly approved by a resolution of its Board of Directors or if the Board of Directors no longer exists, an Authorized Person having power and authority to bind such Depositor.

Schedule III

FEE SCHEDULE

The Depositor shall be responsible for the payment to the Escrow Agent of the fees, expenses and charges set forth below.

Acceptance Fee	Waived

This one time charge is payable at the time of the closing and includes the review and execution of the agreement and all documents submitted in support thereof and establishment of accounts.

Annual Administration Fee, Per Account	$750

An annual fee of $750 will cover the duties and responsibilities related to account administration and servicing, which may include maintenance of accounts on various systems, custody and securities servicing, reporting and online access via INFORM.  This fee is payable at closing of each escrow account, in advance for the year and shall not be prorated.

Investment Compensation

With respect to investments in money market mutual funds for which the Escrow Agent or its affiliates provide shareholder services, the Escrow Agent (or its affiliates) may also receive and retain additional fees from the mutual funds (or their affiliates) for shareholder services as set forth in the Authorization and Direction to BNY Mellon to Invest Cash Balances in Money Market Mutual Funds.

BNY Mellon will charge a $25.00 transaction fee for each purchase, sale, or redemption of securities other than the aforementioned Money Market Mutual Funds.

Counsel Fees

If counsel is retained by the Escrow Agent, a fee covering the reasonable fees and expenses of counsel for its services, including review of governing documents, communication with members of the closing party (including representatives of the purchaser, investment banker(s), attorney(s) and the Escrow Agent), attendance at meetings and the closing, and such other services as the Escrow Agent may deem reasonably necessary.  The counsel fee will be the actual amount of the reasonable fees and expenses charged by counsel and is payable at closing.  Should closing not occur, the Company would still be responsible for payment of reasonable counsel fees and expenses.

Miscellaneous Fees

The fees for performing extraordinary or other services not contemplated at the time of the execution of the transaction or not specifically covered elsewhere in this schedule will be commensurate with the service to be provided and subject to the Depositor’s prior approval.  These extraordinary services may include, but are not limited to:  proxy dissemination/tabulation, customized reporting and/or procedures, electronic account access, etc.  Counsel, accountants, special agents and others will be charged at the actual amount of fees and expenses billed.

Out-of-Pocket Expenses

Additional out-of-pocket expenses may include, but are not limited to, telephone; facsimile; courier; copying; postage; supplies; expenses of foreign depositaries; and expenses of the Escrow Agent’s representative(s) and counsel for attending special meetings.  Fees and expenses of the Escrow Agent’s representatives and counsel will be charged at the actual amount of fees and expenses charged and all other expenses will be charged at cost.

Exhibit A to Escrow Agreement

[The Bank of New York Mellon Trust Company Letterhead]

September 10, 2010

Aon Corporation
200 East Randolph Street
Chicago, Illinois 60601

Re:          Receipt of Escrow Amount

Ladies and Gentlemen:

The Bank of New York Mellon Trust Company, N.A., as escrow agent (the “Escrow Agent”) under the Escrow Agreement, dated as of September 10, 2010 (the “Agreement”), among Aon Corporation (the “Company”), the Escrow Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”), hereby acknowledges receipt pursuant to paragraph 1 of Article I of the Agreement of the aggregate amount of $1,483,251,000.00 in the form of cash by wire transfer in immediately available funds, which amount represents payment of the Escrow Amount under the Agreement.

[Signature page follows]

Exh. A-1

The Bank of New York Mellon Trust Company, N.A.
as Escrow Agent

By:	THE BANK OF NEW YORK MELLON
TRUST COMPANY, N.A.

By:
Name:
Title:

Exh. A-2

Exhibit B to Escrow Agreement

MERGER RELEASE CERTIFICATE

Reference is made to the Escrow Agreement, dated as of September 10, 2010, by and among Aon Corporation (the “Depositor”), The Bank of New York Mellon Trust Company, N.A., as Escrow Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Agreement”).  Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

The undersigned,                                                  , in his or her capacity as                                                    of the Depositor, does hereby certify on behalf of the Depositor that the Hewitt Merger will occur following the release of the Escrow Property from the Escrow Account.

The Depositor hereby directs the Escrow Agent to release and deliver all amounts in the Escrow Account in immediately available funds by 10:00 a.m. (New York City time) on the second Business Day after the date of this certificate as follows:

Payee	Wire Instructions

[Signature page follows]

Exh. B-1

AON CORPORATION

By:
Name:
Title:

Exh. B-2

Exhibit C to Escrow Agreement

REDEMPTION RELEASE CERTIFICATE

Reference is made to the Escrow Agreement, dated as of September 10, 2010, by and among Aon Corporation (the “Depositor”), The Bank of New York Mellon Trust Company, N.A., as Escrow Agent and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Agreement”). Capitalized terms used but not defined herein have the meanings assigned to them in the Agreement.

The undersigned,                                                  , in his or her capacity as                                                    of the Depositor, does hereby certify on behalf of the Depositor that the Merger Agreement has been terminated and the Depositor is required to redeem the Securities pursuant to the provisions of the Indenture. Accordingly, the Depositor directs the Escrow Agent to release and deliver the Escrow Property to the Paying Agent on            , 20           in connection with the special mandatory redemption of the Securities.

AON CORPORATION

By:
Name:
Title:

Exh. C-1